United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

January 06, 2005	333-81778
Date of Report (Date of earliest event reported)	(Commission File Number)

WHEELING ISLAND GAMING, INC.

(Exact name of registrant as specified in its charter)

Delaware	16-1333214
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1 South Stone Street, Wheeling, West Virginia  26003

(Address of Principal Executive Offices) (Zip Code)

(304) 232-5050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01              OTHER EVENTS.

On January 06, 2005, Wheeling Island Gaming, Inc. (the “Company”) issued a press release, filed as an Exhibit to this Current Report on Form 8-K, containing information with respect to the actions taken by the Company to prepare for the anticipated flooding of the Ohio river at Wheeling West Virginia and other related matters.

ITEM 9.01                                         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

99.1  Press Release, dated January 06, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Wheeling Island Gaming, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELING ISLAND GAMING, INC.

By:	/s/ Michael D. Corbin
	Name:	Michael D. Corbin
	Title:	Vice President-Finance

Date:  January 07, 2005

EXHIBIT INDEX

DOC. NO.	DOCUMENT DESCRIPTION

99.1	Press Release, dated January 06, 2005.